Rule 497(e)
                                                       Registration No. 33-84842


THE BEAR STEARNS FUNDS

Supplement dated December 12, 1997 to Prospectus dated June 2, 1997 of the Prime Money Market Portfolio.

Effective December 12, 1997, John M. Winters will no longer be Portfolio Manager of Prime Money Market Portfolio. The new portfolios managers will be Jeffery Bagaglio and Scott Pavlak who have been with Bear Stearns Asset Management for 3 years and 7 years respectively.

Mr. Pavlak joined Bear Stearns Asset Management in 1990 as a portfolio manager. From 1987 to 1990, he was an officer at Beechwood Securities, where he managed private portfolios for high-net-worth individuals. Mr. Pavlak received his B.S. in Finance from Fairleigh Dickinson University and M.B.A. in Economics and Finance from New York University. He is a member of the Fixed Income Analysts Society.

Mr. Bagaglio joined Bear Stearns Asset Management in 1994 as a fixed income analyst. He assists in the trading of money market instruments and is responsible for monitoring risk of cash management portfolios. Prior to this, he was a Senior Business Analyst at Dresdner Bank where he was responsible for foreign exchange and interest rate derivative systems. Mr. Bagaglio's corporate treasury experience includes managing money market investments, revolving credit lines, and purchasing and selling currencies in the foreign exchange markets. Mr. Bagaglio holds a B.A. in Economics from Miami University, and an M.B.A. in Finance from the University of New Haven.